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 Supplement, dated December 29, 2004, to the Prospectuses, dated March 1, 2004, of
                    Seligman Frontier Fund, Inc. (the "Fund")

Effective January 1, 2005, the following information supersedes and replaces the information set forth in the paragraph on page 6 of the Fund's Prospectus (page 5 in the case of the Prospectus relating to the Fund's Class I shares) under the caption "Portfolio Management":

     The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is Vice President and Portfolio Manager of the Fund. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993.

     Mr. Michael J. Alpert, a Senior Vice President of Seligman, is Co-Portfolio Manager of the Fund. He is also Co-Portfolio Manager of Seligman Frontier Portfolio, a portfolio of Seligman Portfolios, Inc. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team.